Exhibit 24

DIRECTOR’S POWER OF ATTORNEY
Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ N. Leigh Anderson Ph.D
N. Leigh Anderson Ph.D

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ James G. Andress
James G. Andress

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ Jeffrey D Benjamin
Jeffrey D. Benjamin

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ Alan S. Cooper
Alan S. Cooper

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ Beverly A. Huss
Beverly A. Huss

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Inc. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ Richard W. Roedel
Richard W. Roedel

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Dade Behring 2004 Incentive Compensation Plan)

The undersigned director of Dade Behring Holdings, Inc. designates each of James W.P. Reid-Anderson and Lance C. Balk, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Dade Behring Holdings, Ins. Registration Statement on Form S-8 relating to the Dade Behring 2004 Incentive Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Dade Behring Holdings, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of May, 2007.

/s/ Samuel K. Skinner
Samuel K. Skinner